Dreyfus
BASIC New Jersey Municipal Money Market Portfolio



ANNUAL REPORT August 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                            23   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                                  Dreyfus BASIC
                                                           New Jersey Municipal
                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Portfolio, covering the 12-month period from September 1, 2001 through
August 31, 2002. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Joseph Irace.

Amid turbulence in the stock market, many investors have turned to the relative stability of the tax-exempt money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We have recently seen a number of positive factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Portfolio perform during the period?

For the 12-month period ended August 31, 2002, the portfolio produced a yield of 1.45%. Taking into account the effects of compounding, the portfolio produced an effective yield of 1.46%.(1)

The portfolio's performance is primarily the result of lower interest rates, which declined during the final four months of 2001 and remained at historically low levels through the remainder of the reporting period. Tax-exempt money market yields were also affected by surging demand from investors seeking an investment alternative to a falling stock market.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio normally invests substantially all of its net assets in short-term high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from New Jersey exempt issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the portfolio, which should position the portfolio to purchase new securities with higher yields, if
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

higher yields materialize as a result of the increase in supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the portfolio's average weighted maturity. If we anticipate limited new-issue supply, we may extend the portfolio' s average maturity to maintain then current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by low interest rates and heightened investor demand during the reporting period. When the reporting period began, the nation was mired in a recession that was further intensified by the September 11 terrorist attacks. In response, the Federal Reserve Board attempted to stimulate renewed economic growth by continuing to reduce short-term interest rates. As a result, short-term interest rates fell to 1.75% by the end of 2001, their lowest level in 40 years. In this environment, yields on one-year tax-exempt notes fell to historically low levels.

In 2002, tax-exempt money market yields continued to fall in response to a highly volatile stock market, which caused a "flight to quality" among equity investors seeking a more stable investment alternative to the stock market. This surge in demand for money market securities persisted throughout the reporting period.

At the same time, an uneven economic recovery contributed to fiscal problems for many states and municipalities, including New Jersey. Like many other states, New Jersey lost jobs during the recession and collected less tax revenue than it originally anticipated. The state covered an approximately $3 billion 2002 budget shortfall by reducing expenses, increasing certain taxes and tapping its Rainy Day Fund. Toward the end of the reporting period, the state legislature passed additional measures designed to pare down a projected $6.1 billio budget gap for 2003. Some New Jersey municipalities needed to borrow funds to finance their budget deficits, which resulted in a greater issuance of tax-exempt money market securities compared to the same period one year earlier. This issuance was easily absorbed by equity investors seeking a more stable
investment    alternative.

In this environment, the portfolio began the reporting period with a weighted average maturity that was significantly longer than that of its peer group average. This strategy enabled us to capture higher existing yields for as long as practical. In April, we reduced the portfolio's weighted average maturity to the neutral range in anticipation of seasonal market influences. We maintained that position through the end of the reporting period.

What is the portfolio's current strategy?

Because the yield differences between very short-term securities and one-year notes have recently been narrower than average, we have continued to maintain the portfolio's weighted average maturity in the neutral range. This strategy is designed to give us the flexibility we need to capture higher tax-exempt yields if and when they become available. In addition, we have maintained our focus on high credit quality.(2) In our view, this approach should continue to help the portfolio weather the current period of low yields and economic weakness while maintaining the flexibility should an increasing interest-rate environment develop.

September 16, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(2) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SECURITIES OR THE VALUE OF THE PORTFOLIO'S SHARES.

                                                        The Portfolio

August 31, 2002


STATEMENT OF INVESTMENTS

                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--97.4%

Allendale Board of Education, GO Notes

   3.75%, 9/15/2002                                                                             300,000                  300,164

Bergen County Improvement Authority, MFHR

  VRDN (Kentshire Apartments Project)

   1.45% (LOC; FNMA)                                                                          5,000,000  (a)           5,000,000

Township of Bernards School District, GO Notes

   Refunding 5%, 1/1/2003                                                                       150,000                  151,326

Brigantine, GO Notes 4%, 9/1/2002 (Insured; MBIA)                                               125,000                  125,000

Burlington County, GO Notes:

   5.20%, 10/1/2002                                                                             100,000                  100,242

   Refunding 4.60%, 3/15/2003                                                                   100,000                  101,648

Cape May, GO Notes 3%, 10/1/2002 (Insured; MBIA)                                                250,000                  250,151

Casino Reinvestment Development Authority

   Parking Fee Revenue
   4%, 10/1/2002 (Insured; AMBAC)                                                               535,000                  535,800

Chatham Borough, GO Notes 3.375%, 8/1/2003                                                      255,000                  258,974

Township of Colts Neck, GO Notes:

   3%, 5/1/2003                                                                                 115,000                  115,750

   Refunding 3%, 5/1/2003                                                                       275,000                  276,793

Cumberland County, GO Notes:

   (County College) 3.25%, 8/1/2003 (Insured; AMBAC)                                            250,000                  253,614

   General Improvement 3.25%, 8/1/2003 (Insured; FGIC)                                          250,000                  253,614

Township of Dover, GO Notes, General Improvement

   3.75%, 4/1/2003 (Insured; MBIA)                                                              510,000                  514,363

Township of Edison, GO Notes

   4.60%, 1/1/2003 (Insured; AMBAC)                                                             100,000                  100,803

City of Elizabeth, GO Notes 4%, 11/1/2002 (Insured; FGIC)                                       463,000                  464,407

Flemington, GO Notes

   4%, 1/15/2003 (Insured; FGIC)                                                                175,000                  176,277

Florham Park, GO Notes, General Improvement

   3.95%, 10/15/2002                                                                            700,000                  701,455

Florham Park Sewage Authority, Sewer Revenue

   Refunding 3%, 12/15/2002                                                                     380,000                  381,073

Township of Freehold, GO Notes

   4.30%, 9/15/2002 (Insured; FGIC)                                                             645,000                  645,486

Gloucester County Improvement Authority, LR

  Governmental Leasing Program

   4.25%, 11/1/2002 (Insured; MBIA)                                                             100,000                  100,370


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Gloucester County Industrial Pollution Control

  Financing Authority, PCR, Refunding, VRDN

   (Monsanto Company) 1.35%                                                                   4,500,000  (a)           4,500,000

Hackensack, GO Notes

   4.05%, 11/15/2002 (Insured; AMBAC)                                                           425,000                  426,674

Township of Hamilton, GO Notes

   Refunding 3%, 9/1/2002 (Insured; AMBAC)                                                      200,000                  200,000

Hudson County, COP, Refunding

   4%, 6/1/2003 (Insured; MBIA)                                                                 840,000                  852,343

Hudson County Improvement Authority

   Solid Waste System Revenue 7.10%, 1/1/2003                                                   160,000  (b)             165,850

Township of Jackson, GO Notes

   4%, 12/1/2002 (Insured; AMBAC)                                                               390,000                  391,817

Jersey City, GO Notes, Quality Public Improvement

   Refunding 5%, 10/1/2002 (Insured; AMBAC)                                                     300,000                  300,838

Little Silver School District, GO Notes

   4.75%, 3/1/2003 (Insured; FGIC)                                                              350,000                  354,535

Township of Manchester, GO Notes, General Improvement

   3.875%, 10/15/2002 (Insured; MBIA)                                                           200,000                  200,398

Township of Medford, GO Notes

   3.50%, 7/1/2003 (Insured; FSA)                                                               200,000                  202,864

Township of Mendham, GO Notes 3%, 9/1/2003                                                      225,000                  228,179

Mercer County Improvement Authority:

  LR, Governmental Leasing Program

      3%, 12/1/2002 (Insured; AMBAC)                                                            595,000                  596,386

   RRR, Refunding

      County Guaranteed Solid Waste 4.60%, 9/15/2002                                            100,000                  100,096

Middlesex County Improvement Authority, Revenue

  (Guaranteed Senior Citizens Housing Project)

   5.20%, 9/1/2002                                                                               60,000                   60,000

Millville, GO Notes 4%, 10/15/2002 (Insured; FGIC)                                              390,000                  390,808

Township of Mine Hill, GO Notes, BAN 2.75%, 9/26/2002                                         2,238,500                2,239,169

Township of Mount Laurel Fire District, GO Notes

   4.60%, 10/1/2002 (Insured; FGIC)                                                             200,000                  200,380

Township of Mount Olive, GO Notes, General Improvement

   4%, 2/15/2003 (Insured; AMBAC)                                                               300,000                  302,681

State of New Jersey, GO Notes

   Refunding 5.40%, 2/15/2003                                                                   100,000                  101,754

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority:

  EDR:

    (Lakewood Baseball Project)

         4.525%, 12/1/2002 (Insured; FGIC)                                                      300,000                  302,260

      VRDN:

         (ARND LLC Project)

            1.40% (LOC; Wachovia Bank)                                                        4,580,000  (a)           4,580,000

         (AVP Realty Holdings) 1.45% (LOC; PNC Bank)                                            450,000  (a)             450,000

         (Black Horse Pike Limited Project)

            1.56% (Liquidity Facility; Household Finance Corp.)                               5,400,000  (a)           5,400,000

         (Fieldstone Corporation)

            1.45% (LOC; PNC Bank)                                                               800,000  (a)             800,000

         (Guttenplans Bakery, Inc.)

            1.45% (LOC; PNC Bank)                                                               200,000  (a)             200,000

         (RCC Properties LLC Project)

            1.45% (LOC; Wachovia Bank)                                                        2,360,000  (a)           2,360,000

         Refunding (RDR Investment Company LLC)

            1.45% (LOC; Wachovia Bank)                                                          500,000  (a)             500,000

         (South Van Brunt Properties LLC)

            1.45% (LOC; Wachovia Bank)                                                        2,150,000  (a)           2,150,000

         (Stamato Realty LLC Project)

            1.30% (LOC; Valley National Bank)                                                 4,800,000  (a)           4,800,000

         (Steel Craft Industries Corporation Project)

            1.45% (LOC; Wachovia Bank)                                                        2,585,000  (a)           2,585,000

         (Stone Brothers Secaucus Project)

            1.46% (LOC; Valley National Bank)                                                 1,855,000  (a)           1,855,000

         (The Center School Project)

            1.40% (LOC; Fleet Bank)                                                           1,505,000  (a)           1,505,000

         (United Window and Door Manufacturing Inc.)

            1.45% (LOC; Wachovia Bank)                                                          935,000  (a)             935,000

         (Wearbest SIL--Tex Mills Project)

            1.60% (LOC; The Bank of New York)                                                 3,565,000  (a)           3,565,000

   First Mortgage Gross Revenue

      (Franciscan Oaks Project) 8.50%, 10/1/2002                                                150,000  (b)             153,735

   Revenue:

      Department of Human Services

         3%, 7/1/2003                                                                           680,000                  685,558

      Municipal Loan Pool Program

         3.50%, 9/15/2002 (Insured; AMBAC)                                                      900,000                  900,424

   VRDN:

      IDR (Pennwell Holdings LLC Project)

         1.45% (LOC; Wachovia Bank)                                                           3,350,000  (a)           3,350,000

      Industrial Revenue:


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN (continued):

         (Adam Spence Corporation Project)

            1.40% (LOC; Wachovia Bank)                                                        1,580,000  (a)           1,580,000

         (Falcon Safety Products Project)

            1.40% (LOC; PNC Bank)                                                             3,000,000  (a)           3,000,000

         (Joe and James Moreng)

            1.40% (LOC; Wachovia Bank)                                                        2,175,000  (a)           2,175,000

         (Melrich Road Development LLC)

            1.45% (LOC; Wachovia Bank)                                                        2,370,000  (a)           2,370,000

      Natural Gas Facilities Revenue, Refunding

         (Natural Gas Company Project)

         1.40% (Insured; AMBAC and Liquidity Facility;

         The Bank of New York)                                                                5,100,000  (a)           5,100,000

      Revenue:

         (Amerasia International Technology)

            1.60% (LOC; Wachovia Bank)                                                          110,000  (a)             110,000

         (Economic Growth):

            1.45% (LOC; Fleet National Bank)                                                    450,000  (a)             450,000

            1.50% (LOC; ABN-AMRO)                                                             1,260,000  (a)           1,260,000

         (Four Woodbury Mews Project)

            1.39% (LOC; Fleet National Bank)                                                  5,000,000  (a)           5,000,000

         (Ideal Window Manufacturing Project)

            1.45% (LOC; Wachovia Bank)                                                          885,000  (a)             885,000

         (Venice Maid Foods Project)

            1.40% (LOC; ABN-AMRO)                                                             1,000,000  (a)           1,000,000

New Jersey Environmental Infrastructure Trust, Revenue

  VRDN, Municipal Securities Trust Receipts

   1.50% (Liquidity Facility; JPMorgan Chase Bank)                                              500,000  (a)             500,000

New Jersey State Educational Facilities Authority:

  College and University Revenue

      VRDN (Caldwell College) 1.35% (LOC; Allied Irish Banks)                                 5,905,000  (a)           5,905,000

   Revenue, Higher Education Trust Fund

      5.125%, 9/1/2002 (Insured; AMBAC)                                                         200,000                  200,000

New Jersey State Higher Education Assistance Authority

  SLR, NJ Class Loan Program

   5.80%, 1/1/2003                                                                              165,000                  166,890

New Jersey State Housing and Mortgage Agency

   MFHR 4.90%, 11/1/2002 (Insured; FSA)                                                       1,000,000                1,004,743

New Jersey State Transportation Trust Fund Authority

  Transportation System Revenue, Refunding

   6.25%, 6/15/2003 (Insured; MBIA)                                                             250,000                  258,948

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Turnpike Authority, Turnpike Revenue:

   Refunding 10.375%, 1/1/2003                                                                  855,000                  879,463

   VRDN, Merlots Program 1.37% (Insured; MBIA and Liquidity

      Facility; Wachovia Bank)                                                                3,580,000  (a)           3,580,000

Township of North Bergen, Sewer Revenue, Refunding

   4.70%, 12/15/2002 (Insured; FGIC)                                                            100,000                  100,693

Township of North Brunswick, GO Notes, BAN

   2.50%, 12/13/2002                                                                          2,490,000                2,492,087

Northfield, GO Notes 2.50%, 9/1/2003 (Insured; FGIC)                                            270,000                  272,603

Township of Ocean, GO Notes

   4.10%, 5/1/2003 (Insured; FSA)                                                               600,000                  608,224

Ocean City Board of Education, GO Notes

   4.75%, 4/1/2003 (Insured; FGIC)                                                              550,000                  557,848

Ocean County, GO Notes, General Improvement

   5%, 9/1/2002                                                                                 450,000                  450,000

Township of Pennsauken, GO Notes, BAN

   2%, 7/31/2003                                                                              2,750,000                2,758,654

Port Authority of New York and New Jersey:

  Revenue:

      5%, 9/1/2002 (Insured; MBIA)                                                              450,000                  450,000

      5%, 9/15/2002 (Insured; FGIC)                                                             100,000                  100,112

      5.50%, 10/15/2002 (Insured; MBIA)                                                         390,000                  391,903

   Special Obligation Revenue, VRDN:

      Merlots Program 1.42% (Insured; MBIA and

         Liquidity Facility; Wachovia Bank)                                                   2,415,000  (a)           2,415,000

      (Versatile Structure Obligation)

         1.95% (Liquidity Facility; Landesbank Hessen-

         Thuringen Girozentrale)                                                              9,800,000  (a)           9,800,000

Rahway Sewer Authority, Sewer Project Notes

   3%, 1/15/2003                                                                              1,500,000                1,505,474

Red Bank Regional School District, GO Notes

   3.75%, 2/15/2003 (Insured; FSA)                                                              295,000                  297,991

Ringwood Borough, GO Notes, BAN

   2.25%, 3/14/2003                                                                             381,000                  381,296

River Edge, GO Notes 4.30%, 11/1/2002                                                           150,000                  150,454

River Edge School District, GO Notes

   4.625%, 12/1/2002 (Insured; FSA)                                                             140,000                  140,867

Roselle, GO Notes 4%, 3/15/2003 (Insured; MBIA)                                                 125,000                  126,315

Salem County Industrial Pollution Control Financing Authority

   Revenue, VRDN (EI Dupont) 1.45%                                                              100,000  (a)             100,000


                                                                                              Principal
  TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Secaucus, GO Notes, General Improvement

   4.125%, 2/15/2003 (Insured; AMBAC)                                                           375,000                  378,561

Somerset County, GO Notes:

   3.70%, 12/1/2002                                                                           1,500,000                1,506,261

   4.375%, 12/1/2002                                                                            200,000                  201,165

South Bound Brook School District, GO Notes

   4%, 12/1/2002 (Insured; FSA)                                                                 100,000                  100,478

South Jersey Transit Authority, Transit System Revenue

   5.50%, 11/1/2002 (Insured; MBIA)                                                             250,000                  251,415

Trenton, GO Notes:

   5.625%, 3/1/2003 (Insured; FGIC)                                                             100,000                  102,036

   5%, 4/1/2003 (Insured; MBIA)                                                                 100,000                  101,658

Waldwick, GO Notes

   3.625%, 2/15/2003 (Insured; AMBAC)                                                           245,000                  246,780

Township of Warren, GO Notes 3.60%, 5/1/2003                                                    225,000                  227,349

West New York and New Jersey
   Municipal Utilities Authority

   Sewer Revenue, Refunding

   4.50%, 12/15/2002 (Insured; FGIC)                                                            100,000                  100,679

West Paterson, GO Notes

   4.30%, 10/15/2002 (Insured; FGIC)                                                            100,000                  100,243

West Paterson School District, GO Notes

   4.375%, 12/15/2002 (Insured; FGIC)                                                           105,000                  105,661

U.S. RELATED-2.5%

Guam Power Authority, Electric Power
  and Lighting Revenues

   6.30%, 10/1/2002                                                                             400,000  (b)             409,522

Puerto Rico Industrial Tourist Educational, Medical and

  Environmental Control Facility, Revenue

   VRDN (Bristol-Meyers Squibb Project) 1.41%                                                 2,500,000  (a)           2,500,000

Virgin Islands Public Finance Authority, Revenue, Refunding

  Matching Fund Loan Notes:

      7%, 10/1/2002                                                                             100,000  (b)             100,424

      7.25%, 10/1/2002                                                                          100,000  (b)             102,406
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $124,758,262)                                                              99.9%             124,758,262

CASH AND RECEIVABLES NET                                                                             .1%                  87,300

NET ASSETS                                                                                        100.0%             124,845,562

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

BAN                 Bond Anticipation Notes

COP                 Certificate of Participation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SLR                 Student Loan Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               53.1

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   22.4

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    24.5

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE  REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE PORTFOLIO MAY INVEST.

(E)  AT AUGUST 31, 2002,  THE  PORTFOLIO HAD  $47,290,000  (37.9% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM INDUSTRIAL REVENUE.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           124,758,262   124,758,262

Cash                                                                     51,310

Interest receivable                                                     589,416

Prepaid expenses                                                          5,752

                                                                    125,404,740
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            27,779

Payable for investment securities purchased                             501,270

Accrued expenses                                                         30,129

                                                                        559,178
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,845,562
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,847,768

Accumulated net realized gain (loss) on investments                      (2,206)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      124,845,562
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       124,847,768

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,438,847

EXPENSES:

Management fee--Note 2(a)                                              641,577

Shareholder servicing costs--Note 2(b)                                  76,736

Professional fees                                                       23,222

Custodian fees                                                          18,188

Prospectus and shareholders' reports                                    11,368

Registration fees                                                        9,264

Directors' fees and expenses--Note 2(c)                                  3,083

Miscellaneous                                                           17,155

TOTAL EXPENSES                                                         800,593

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (223,174)

NET EXPENSES                                                           577,419

INVESTMENT INCOME--NET                                               1,861,428
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                   (692)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,860,736

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                           1,861,428         4,067,165

Net realized gain (loss) from investments             (692)              391

Net unrealized appreciation (depreciation)
on investments                                         --                (77)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,860,736         4,067,479
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (1,861,428)       (4,067,165)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                   79,860,374       142,905,416

Dividends reinvested                             1,821,418         3,976,340

Cost of shares redeemed                        (84,424,571)     (141,633,385)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              (2,742,779)        5,248,371

TOTAL INCREASE (DECREASE) IN NET ASSETS         (2,743,471)        5,248,685
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           127,589,033         122,340,348

END OF PERIOD                                 124,845,562         127,589,033

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                                                                     Year Ended August 31,
                                                               ---------------------------------------------------------------------
                                                                 2002           2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .014           .032          .033           .026          .030

Distributions:

Dividends from investment income--net                           (.014)         (.032)        (.033)         (.026)        (.030)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.46           3.26          3.32           2.62          3.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45           .45            .45           .45

Ratio of net investment income
   to average net assets                                         1.45           3.21          3.27           2.59          2.97

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .17            .16           .18            .20           .19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         124,846        127,589       122,340        111,946       118,622

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "portfolio") is a separate non-diversified series of Dreyfus BASIC Municipal Fund, Inc. (the "fund") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering four series including the portfolio. The portfolio's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the portfolio's investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio received net earnings of $14,526 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the portfolio.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2002 and August 31, 2001, respectively, were all tax exempt income.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $1,514 of the carryover expires in fiscal 2007 and $692 expires in fiscal 2010.

At August 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the portfolio' s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the portfolio's average daily net assets, the portfolio may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $223,174 during the period ended August 31, 2002.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Shareholder Services Plan, the portfolio reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the portfolio was charged $62,553 pursuant to the Shareholder Services Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2002, the portfolio was charged $9,253 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC New Jersey Municipal Money Market Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series comprising Dreyfus BASIC Municipal Fund, Inc.), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
October 1, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the portfolio hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David W. Burke (66)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

Samuel Chase (70)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (60)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner, LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 30

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Joni Evans (60)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (75)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

* American Academy of Arts and Sciences, Fellow

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (51)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 43 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                        The Portfolio

                 For More Information

                        Dreyfus BASIC New Jersey Municipal Money
                        Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  127AR0802